UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 22, 2017

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

On May 22, 2017, Helmerich & Payne, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) with Motive Drilling Technologies, Inc., a Delaware corporation (“Motive”), Spring Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as agent and attorney in fact for the Motive securityholders. Subject to the terms and conditions of the Agreement, Merger Sub will merge with and into Motive with Motive continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).

The Company’s payments under the Agreement will include $75 million at closing (the “Closing Consideration”), payable as set forth in the Agreement, and up to an additional $25 million in potential earnout payments based on future performance.

At the effective time of the Merger, each outstanding share of Motive capital stock, other than capital stock held by Motive, the Company, Merger Sub or subsidiaries of the Company, will be converted into the right to receive the per-share portion of the Closing Consideration and the per-share portion of any earnout payments.

The Agreement includes customary representations, warranties and covenants by the parties and customary closing conditions.

In addition, the Motive securityholders have agreed to indemnify the Company for breaches of representations, warranties and covenants and for certain other matters, subject to certain exceptions and limitations.

The foregoing description of the Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which the Company intends to file with the Securities and Exchange Commission at a later date in accordance with applicable rules and regulations.

Item 8.01              Other Events.

On May 22, 2017, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Helmerich & Payne, Inc., dated May 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC. (Registrant)

Dated: May 22, 2017	By:	/s/ Jonathan M. Cinocca
	Name:	Jonathan M. Cinocca
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Helmerich & Payne, Inc., dated May 22, 2017